Exhibit 99.2 December 2021 (NYSE: CRGY) Creating A Differentiated U.S. Energy Company + C R E S C E N T E N E R G Y

Disclaimer This presentation relates to Crescent Energy Company (the “Company”) following its recent consummation of the business combination (the “Transaction”) between Independence Energy LLC (“Independence”) and Contango Oil & Gas (“Contango”) and contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Independence, Contango or the Company expects, believes or anticipates will or may occur in the future, including without limitation those relating to the Transaction, are forward- looking statements and are based on current expectations. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “possible,” “create,” “intend,” “should,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “view,” “efforts,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” “commitment,” “approach,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance (including labels “NTM” and “E”) used in connection with any discussion of future plans, actions, or events identify forward- looking statements and express our expectations about future events. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Transaction, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities, anticipated future performance, future commodity prices, future production targets, future earnings, EBITDAX, leverage targets, future capital spending plans, operational and cost efficiencies, inventory life, hedging activities, business strategy and market position, estimated reserves, cash flows, liquidity and accretive effects of the Transaction, financial strategy, budget, projections and future operating results. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the ability to have successfully integrated the businesses, risks related to disruption of management time from ongoing business operations due to the closing of the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company’s common stock, the risk that the closing of the Transaction could have a continuing adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the Company not operating as effectively and efficiently as expected, the risk that the Company may be unable to achieve synergies or that it may take longer than expected to achieve those synergies, the impact of reduced demand for the Company’s products and products made from them due to governmental and societal actions taken in response to the COVID-19 pandemic, the uncertainties, costs and risks involved in the Company’s operations, including as a result of employee misconduct, natural disasters, pandemics, epidemics (including the COVID-19 pandemic and any escalation or worsening thereof) or other public health conditions and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and may be beyond the Company’s control, including those detailed in that certain final prospectus on Form 424B3 (the “Final Prospectus”) filed with the U.S. Securities and Exchange Commission (the “SEC”) relating to the Transaction that is available on the SEC’s website at http://www.sec.gov and Contango’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8- K that are available on the SEC’s website at http://www.sec.gov. All forward-looking statements are based on a number of assumptions, risks and uncertainties that the Company believes to be reasonable but that may not prove to be accurate. Many of such risks, uncertainties and assumptions are beyond the Company’s ability to control or predict. Because of these risks, uncertainties and assumptions, readers are cautioned not to, and should not, place undue reliance on these forward-looking statements. The Company does not give any assurance (1) that they will achieve their expectations, or (2) to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to correct, revise or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. All subsequent written and oral forward-looking statements concerning the Company, Independence, Contango, the Transaction or other matters and attributable thereto or to any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Reserve engineering is a process of estimating underground accumulations of oil and natural gas that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reservoir engineers. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions would change the schedule of any further production and development drilling. Unless otherwise indicated, reserve estimates shown herein are based on third-party reserve reports as of December 31, 2020 and were prepared using commodity prices based on Henry Hub and West Texas Intermediate futures prices, referred to herein as “strip” pricing, rather than SEC pricing guidelines. The Company believes that the use of strip pricing provides useful information about its reserves, as the forward prices are based on the market’s forward-looking expectations of oil and natural gas prices as of a certain date. Strip prices are not necessarily a projection of future oil and natural gas prices and should be carefully considered in addition to, and not as a substitute for, SEC prices when considering the Company’s oil, natural gas and natural gas liquid reserves. This presentation includes certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These measures include (i) EBITDAX, (ii) Adj. EBITDAX, (iii) Unhedged Adj. EBITDAX, (iv) Net Debt, (v) Leverage, (vi) Levered Free Cash Flow and (vii) Reinvestment Rate. The Company defines EBITDAX as net income (loss) before interest expense, taxes, depreciation, depletion and amortization, and oil and gas exploration expenses. The Company defines Net Debt as total debt less unrestricted cash & cash equivalents. The Company defines Leverage as the ratio of Net Debt to Adj. EBITDAX. The Company defines Levered Free Cash Flow as Adj. EBITDAX less cash paid for interest, cash paid or refunded for income tax and capital expenditures associated with the development of oil and gas properties and purchases of other property and equipment excluding acquisitions. The Company defines Reinvestment Rate as capital expenditures as a percentage of Adj. EBITDAX. The Company has not provided reconciliations for forward-looking and pro forma non-GAAP measures because the Company cannot do so without unreasonable effort and any attempt to do so would be inherently imprecise. C R E S C E N T E N E R G Y 2

Crescent Energy: A Differentiated U.S. Energy Company

A Diversified and Well-Capitalized Energy Company with an Investor Mindset and a Focus on Sustainable Value Creation

- **Substantial Cash Flow Generation Supported by Predictable PDP Base**
- **Attractive Growth Through Disciplined Investment**
- **Committed to ESG Progress & Engagement**
- **Quarterly Dividend of 10% of Adjusted EBITDAX (Commence in Q1'22)[1]**



Rockies
Q3'21 YTD: ~35 Mboe/d
Mid-Con
Q3'21 YTD: ~12 Mboe/d
Barnett
Q3'21 YTD: ~23 Mboe/d
Other Assets
Q3'21 YTD: ~7 Mboe/d
Permian
Q3'21 YTD: ~10 Mboe/d
Eagle Ford
Q3'21 YTD: ~28 Mboe/d

Crescent Metrics At a Glance

Q3'21 YTD Production: ~115 Mboe/d	**Q3'21 YTD Ann. Unhedged Adj. EBITDAX[3]:** ~$899MM
Est. Annual PDP Decline: ~15%	**Historical Reinvestment Rate[4]:** ~45%
Commodity Mix[2]: ~57% Liquids	**Leverage:** ~1.3x[5] *(~0.9x Unhedged Adj. EBITDAX[3])*

(1) All dividend payments are subject to approval by the Board of Directors.
(2) Commodity mix based on Q3'21 YTD production.
(3) Represents annualized YTD Q3 2021 Unhedged Adjusted EBITDAX based on pro forma combined financials for Crescent related to the Contango and Independence merger. See reconciliation in Appendix.
(4) Represents non-acquisition capex spend as a percentage of historical Adjusted EBITDAX since 2014 for Independence Energy, Crescent's predecessor.
(5) Current Leverage represents net debt as of 9/30/21 divided by Q3 2021 YTD Annualized EBITDAX based on pro forma combined financials for Crescent related to the Contango and Independence merger. See reconciliation of Q3 2021 YTD Annualized EBITDAX in Appendix.

CRESCENT ENERGY
3

Consistently Executing Our Strategy We Seek to Deliver Attractive Risk-Adjusted Investment Returns and Predictable Cash Flows Across Cycles Employing a differentiated business model that combines an investor mindset and deep operational expertise Investing capital with discipline and a focus on cash flow Acquiring and developing a portfolio of low-risk assets Engaging on key Environmental, Social & Governance (“ESG”) principles with a commitment to continuous improvement Providing downside protection through strong risk management C R E S C E N T E N E R G Y 4

Sustainable Value Creation: Our Free Cash Flow Model Stable Asset Base Generates Predictable Free Cash Flow, Supported by Financial Discipline and Growth Through Returns-Driven Investing Cash flow is the foundation of our business, and each dollar flows through our disciplined framework Targeting 1.0x 10% of Focused on Value Creation Leverage Adj. EBITDAX Disciplined Targeted Focused on debt Returned to our reinvestment into consolidation through service & shareholders as a (1) our assets to drive value accretive maintaining balance dividend attractive growth acquisitions sheet strength First Priority Growth through Returns-Driven Investing (1) All dividend payments are subject to approval by the Board of Directors. C R E S C E N T E N E R G Y 5

Low-Decline Production Base Drives FCF Generation

Scaled Portfolio of Stable, Low-Decline Production from a Diversified Asset Base Generates Substantial and Predictable Free Cash Flow

- **Low-decline FCF from PDP base underpins value and supports growth through flexible, returns-driven investment**
- **Basin & commodity diversification support cash flow stability**
- **Midstream assets enhance cash margins and supplement free cash flow**

2022E PDP Decline vs. Peers[(1)]



32%
26%
26%
25%
25%
25%
24%
24%
23%
23%
23%
22%
21%
20%
20%
19%
18%
18%
15%
12%
8%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20

Asset Statistics	Late-Cycle Low Decline[(2)]	Mid-Cycle Unconventional[(3)]	Total Base Production
Q3'21 YTD Production: *(Mboe/d)*	~59	~56	~115
PDP Decline: *(2022E)*	~8%	~20%	~15%
Unhedged Adj. EBITDAX[(4)]: *($MM | Q3'21 YTD Ann.)*	~$349	~$550	~$899
Historical Reinvestment Rate[(5)]			~45%

(1) Peer estimates per Enverus.
(2) Late-Cycle Low Decline Unhedged Asset FCF includes $37MM of midstream free cash flow.
(3) Mid-Cycle Unconventional Assets includes all Crescent assets with 2022E expected base PDP decline rate greater than 10%.
(4) Represents annualized YTD Q3 2021 Unhedged Adjusted EBITDAX based on pro forma combined financials for Crescent related to the Contango and Independence merger. See reconciliation in Appendix.
(5) Represents non-acquisition capex spend as a percentage of historical Adjusted EBITDAX since 2014 for Independence Energy, Crescent's predecessor.

CRESCENT ENERGY
6

Flexible & Returns-Driven Organic Growth Potential Balanced Portfolio of Attractive, Low-Risk Reinvestment Opportunities in Key Proven Basins Across The Lower 48 • Extensive low-risk capital opportunity • Attractive & competitive development returns • Minimal drilling (1) Reinvestment Opportunities : requirements provide Operated Assets Non-Operated Assets valuable optionality Operated & Non-Operated Assets Operated Unconventional Asset Non Other Total Statistics Operated Assets Portfolio Eagle Ford Permian • Strategic minerals % Held by Production ~78% ~100% ~72% ~100% ~89% portfolio enhances TBU locations, % HBP & returns Locations: 280 / 260 80 / 60 980 / 230 180 / 150 1,520 / 700 (Gross / Net) based on current strip margins (2) Avg Development MOIC : >2.5x >3.5x >2.5x >2.0x >2.5x (12/1 NYMEX) % of Capex Program: ~75% ~20% ~5% 100% (2022E) (1) Map of Reinvestment Opportunities only includes select assets and is not representative of full Crescent asset base. C R E S C E N T E N E R G Y (2) “MOIC” represents multiple on invested capital or total projected cash flow divided by development cost. Development returns based the assumptions used to estimate 7 YE20 PUD reserves.

An Attractive Market for Consolidation Historically Low Equity Capital Formation and An Increasing Supply of Assets and Businesses For Sale Has Created a Unique Market Opportunity (1) (2) Large, Increasing Universe (Capital | $Bn) (Deals ) of Attractive Target Primary Equity Raised $50 $46 200 Private Equity Raised Opportunities Deals on the Market $40 $38 • Divestiture programs of 150 majors & large-cap Attractive Market $30 Opportunity independents 100 $20 • Subscale public & $12 private companies $10 50 $10 $4 • Private & unnatural $1 $- - owners seeking liquidity 2016 2017 2018 2019 2020 '21 YTD $72 $73 $86 $94 $53 $57 • Bolt-on opportunities (3) Total Upstream M&A and A&D Market Size ($Bn) near existing assets (1) Represents total primary equity issuances by US upstream companies and total energy-dedicated private equity raised. C R E S C E N T E N E R G Y 8 (2) Represents total North American deals on the market per Enverus as of November 2021. (3) Represents total annual USA upstream focused transactions (A&D + Corporate M&A) per Enverus as of November 2021.

Continuing Our Active Acquisition Strategy

Differentiated Business Model, Scaled Asset Base & Investment Experience Uniquely Position Crescent to Further Capitalize on the Market Opportunity

Focused on Accretive Acquisitions

- **Cash flow oriented assets in proven U.S. basins**
- **Opportunistic & value oriented; focused on cash-on-cash returns**
- **Low-risk assets with duration and multiple upside opportunities**

Consistent Acquisition Strategy

Actively Pursuing Acquisitions Since 2011


Crescent Acquisitions
3
4
8
3
3
6
2012-16 Avg. / Year
2017
2018
2019
2020
2021

2021 Crescent Acquisitions			
Transaction	**Closing**	**Region**	**Market Theme**
MinCon Energy	*Q1 2021*		**Subscale Public Company**
Diversified & PDP-Focused Assets	*Q1 2021*		**Private Company Seeking Liquidity**
Cash Flowing Minerals Portfolio	*Q1 2021*		**Large-Cap Divestiture**
Gas-Weighted PDP Asset	*Q3 2021*		**Large-Cap Divestiture**
High-Margin Conventional Asset	*Q4 2021*		**Private Company Seeking Liquidity**
Contango	*Q4 2021*		**Strategic M&A**

CRESCENT ENERGY

9

Disciplined Financial & Risk Management Program

Prioritize Balance Sheet Strength	• Target investment grade credit metrics • Long-term target leverage at or below 1.0x
Returns Focused Reinvestment Decisions	• Disciplined reinvestment of a portion of cash flow • Deliver full-cycle cash-on-cash returns
Proactive Risk Management Strategy	• Monitor and manage enterprise risk • Hedging program protects cash flow and reinvestment returns
Accretive Acquisitions	• Evaluate acquisitions consistent with cash-flow based strategy • Focus on complementary assets with strong full-cycle returns
Return of Capital Through Dividends	• Long track record of returning capital through dividends • Target quarterly dividend of 10% of Adj. EBITDAX(1)

CRESCENT ENERGY

(1) All dividend payments are subject to approval by the Board of Directors.

10

Commitment to Financial Strength and Flexibility

Continued Commitment to Target Leverage At or Below 1.0x

Targeting Investment Grade Balance Sheet Metrics

- **Current leverage of ~1.3x[1] *(~0.9x Unhedged Adj. EBITDAX[2])***
- **~$349 MM of available liquidity[3]**

Significant Capital Flexibility

- **No near-term debt maturities**
- **Disciplined approach to capital allocation, focused on balance sheet strength**
- **Rolling hedge strategy mitigates cash flow volatility**

Pro Forma Capitalization Table as of 9/30[4]

($ in MM, unless noted)

Cash & Cash Equivalents	$67
RBL Borrowings	$397
7.25% Senior Notes	500
Total Principal Debt Outstanding	**$897**
Elected Commitment Under RBL	$700
Corporate Credit Ratings (Moody's / S&P)	B1 / B
Issuer Credit Ratings (Moody's / S&P)	B2 / B+
Total Class A and Class B Shares Outstanding (MM) (NYSE: CRGY)	170.6

PDP-Cash Flow vs. Debt Maturities

Ability to repay all debt over next ~2.5 years with hedged PDP cash flow[5]



($MM)
$1,500
$1,000
$500
$-
Illustrative Debt Pay-Off
$330
$500
Rem. 21
2022
2023
2024
2025
2026
RBL(4)(6)
Senior Notes
Cum. PDP FCF

(1) Current Leverage represents net debt as of 9/30/21 divided by Q3 2021 YTD Annualized EBITDAX based on pro forma combined financials for Crescent related to the Contango and Independence merger. See reconciliation of Q3 2021 YTD Annualized EBITDAX for in Appendix.
(2) Calculated with annualized YTD Q3 2021 Unhedged Adjusted EBITDAX based on pro forma combined financials for Crescent related to the Contango and Independence merger.
(3) Liquidity based on 9/30 RBL Elected Commitment Amount less amount drawn less outstanding letters of credit plus cash outstanding as of 9/30.
(4) Subsequent to September 30, 2021, Crescent closed on a $71 million transaction and funded the purchase with borrowings under the Crescent Credit Facility and cash on hand.
(5) Based on YE 2020 third party reserve reports at 7/1/21 strip pricing adjusted for 2021 acquisitions and normal course production downtime, and includes the impact of hedges and general & administrative expenses.
(6) RBL balance represents 9/30 pro forma RBL drawn less cash balance.

CRESCENT ENERGY
11

Our Dividend Framework Our EBITDAX-Based Dividend Framework is Designed to Deliver a Reliable (1) Return of Capital to Our Shareholders Illustrative Dividend Returning Capital to Shareholders (Assuming $1Bn of EBITDAX) is a Key Component of Our ($MM) Strategy Dividend Policy Crescent Framework (% of EBITDAX) • We target 10% of Adj EBITDAX $150 Illustrative Peer Policy for quarterly dividends (plan to (% of FCF) commence in Q1’22) $100 • Dividends are planned before Crescent any capital is allocated to growth Framework through reinvestment or consolidation $50 EBITDAX-Based Dividend Eliminates Variability vs. FCF- $0 Based Alternatives 25% 50% 75% 100% Annual Reinvestment Rate • Dividends paid first, unaffected by changes in reinvestment rate (1) All dividend payments are subject to approval by the Board of Directors. C R E S C E N T E N E R G Y 12

Our Commitment to ESG Progress We seek to be a quantitative leader in ESG stewardship. Our key guiding principles include the following: We will improve the ESG performance of assets during ownership Crescent operations will seek to continuously improve environmental, health and safety performance, water management, workplace diversity and inclusion, and community relations as well as reduce greenhouse gas emissions (“GHG”) We will be transparent with our performance with all of our stakeholders Crescent will establish consistent benchmarks and key performance indicators (“KPIs”) to track, measure and publicly report on ESG performance. We will collaborate with NGOs, external advisors and third-party experts to continuously improve ESG performance We intend to develop a strategy to operate our business and implement these principles in a manner consistent with our understanding of the transition to a net-zero world Crescent will establish ambitious GHG reduction targets; reduce methane emissions, with a focus on eliminating flaring and minimizing leaks; and identify and execute on capital projects in existing fields to drive sustained operational improvements C R E S C E N T E N E R G Y 13

Aligned Management & Board with Investor Mindset

Uniquely Aligned Management Team with High Insider Ownership and Exclusively Performance-Based Long-Term Incentive Structure



David Rockecharlie
CEO



Brandi Kendall
CFO



Todd Falk
CAO



Ben Conner
Executive VP



Clay Rynd
Executive VP



Bo Shi
General Counsel

- Following the merger, Wilkie Colyer Jr. and Farley Dakan will continue to manage Contango, and its consistent acquisition strategy, as a Crescent operating subsidiary
- Industry-leading insider ownership of ~22%(1) provides exceptional alignment towards long-term value creation
- The company will receive certain management and advisory services from affiliates of, and have access to, KKR's global platform, while maintaining favorable General & Administrative costs versus peers
- Experienced and cohesive core management team has worked together for an average of 6+ years on our consistent strategy
- While traditional energy companies largely pursue incentive compensation plans with a mix of time and performance based grants, Crescent Manager's(2) is 100% performance based and 100% stock.

CRESCENT ENERGY

(1) *Represents direct ownership interest of KKR & Co (excludes 3rd party managed capital) and Crescent Board of Directors.*
(2) *Crescent Energy Company has entered into a management agreement with KKR Energy Assets Manager LLC (the "Crescent Manager") pursuant to which the Crescent Manager has agreed to provide certain management and investment advisory services to Crescent Energy Company and its subsidiaries.*

14

Crescent Energy: A Compelling Investment A Diversified and Well-Capitalized Energy Company with an Investor Mindset and a Focus on Sustainable Value Creation Unique business model combining an investor mindset & deep operational expertise Investing capital with discipline and a focus on cash flow Acquiring and developing a portfolio of low risk assets Engaging on key ESG principles with a commitment to continuous improvement Providing downside protection through strong risk management C R E S C E N T E N E R G Y 15

Appendix C R E S C E N T E N E R G Y

Our Operating Model Employing a Differentiated Business Model that Combines an Investor Mindset and Deep Operational Expertise to Deliver Sustainable Value Creation • Operating through three scaled asset strategies with financial incentives tied directly to cash-on-cash returns • Crescent Energy executive leadership focused on capital allocation, financing & capital market activity and long-term corporate strategy along with day-to-day operation of the business • Crescent Energy will benefit from the perspectives of KKR resources, including KKR’s Global Macro team, Public Affairs team, KKR Capital Markets, the KKR Global Institute, the Client and Partner Group and KKR’s Sustainability Expert Advisory Council Operated Operated Non-Operated & Conventional & Unconventional Minerals Low-Decline C R E S C E N T E N E R G Y 17

Our Proactive Hedge Strategy

Longer-Term Rolling Hedge Strategy Mitigates Near-Term Price Volatility and Protects Cash Flow and Reinvestment Returns

Base PDP: Actively hedge oil, gas, NGLs, basis and CMA roll exposure to protect cash flow and maintain prudent leverage

Development: Execute hedges in parallel with reinvestment decisions to protect underwritten returns

New Acquisitions: Execute hedges at signing for any new acquisition to protect investment returns

- ***Years 1-3 Target:*** *80%*
- ***Years 4-5 Target:*** *0-80%*



Target Hedge Levels(1)
(% of PDP Production)
80%
0 - 50%
37%
7%
Years 1-3
Years 4-5
2022E
2023E
Crescent Rolling Strategy
Industry Average(2)

CRESCENT ENERGY

Source: Company, equity research.
(1) Represents targeted hedge levels for future production as part of Crescent's risk management program.
(2) Industry average represents average % of oil production (per JP Morgan as of November 2021).

18

Our Board of Directors

Crescent's Board of Directors Brings Together a Diverse Group of Seasoned Executives with a Broad Range of Valuable Expertise

- Crescent Board comprised of more than 75% Independent Directors[(1)]
- One Director to serve on separate and dedicated ESG Advisory Council



John Goff
- Crescent Board Chairman
- Founder, Crescent Real Estate & Goff Capital



David Rockecharlie
- Crescent CEO
- Partner & Head of KKR Energy Real Assets



Erich Bobinsky
- Director, Liberty Mutual Investments



Bevin Brown
- Managing Director, Liberty Mutual Investments



Claire Farley
- Board member of Technip FMC & LyondellBasell N.V.
- Former Partner, KKR
- Former President, Texaco North America



Bob Gwin
- Board member of Pembina Pipeline Corp & Enable Midstream Partners
- Former President, Anadarko Corporation



Brandi Kendall
- Crescent CFO
- Managing Director, KKR Energy Real Assets



Lon McCain
- Board member of Cheniere Energy Partners, GP & Continental Resources
- Former CFO, Ellora Energy, Inc



Karen Simon
- Board member of Energean PLC & Aker ASA
- Former Vice Chairman, Investment Banking at JP Morgan

CRESCENT ENERGY

(1) *Based on NYSE independent director criteria.*

19

ESG Advisory Council

Our ESG Advisory Council meets quarterly and advises management and the board on a variety of ESG topics, including environmental, health & safety; climate change & greenhouse gas emissions reduction; water management; community relations; and diversity, equity & inclusion

- **Provides constructive and independent input & feedback on our ESG-related policies, programs and targets**
- **Shares lessons learned and industry best-practices**
- **ESG priorities further supported by engagement with KKR and the firm's global platform**

ESG Advisory Council

Founding Members



Karen Simon - *Board Representative*

Karen Simon is newly retired from J.P. Morgan as a Vice Chairman in the Investment Bank with over 35 years of corporate finance experience with the firm. Her career included senior roles in oil & gas, debt capital markets and private equity coverage. She is currently Chair of Energean plc, which has won several awards for its work on ESG, most recently "Best ESG Energy Growth Strategy Europe 2021", and a Director on the Board of Aker ASA. She will provide a direct channel to bring the perspective of the Council to the Board, as well as offer extensive experience in capital markets and governance.



John Mingé

John Mingé served as chairman and president of BP America until his retirement in 2019. Prior to leading the company, he spent four years overseeing BP in Alaska; before that, he held executive and engineering positions in the United States, United Kingdom, Vietnam and Indonesia. He brings decades of operational and EHS expertise. John Mingé also acts as an industry advisor to KKR.



Dr. Michael E. Webber

Dr. Michael E. Webber is the Josey Centennial Professor in Energy Resources at The University of Texas at Austin and CTO of Energy Impact Partners. From September 2018 to August 2021, Webber was based in Paris, France where he served as the Chief Science and Technology Officer at ENGIE. Webber's expertise spans research and education at the convergence of engineering, policy and commercialization on topics related to innovation, energy and the environment, including expertise in methane monitoring and innovation.

CRESCENT ENERGY

20

Summary Hedge Position

	Crude Oil		Natural Gas		NGLs	
	Hedged Volume (MBbl)	Weighted Average Price ($ / Bbl)	Hedged Volume (MMcf)	Weighted Average Price ($ / MMBtu)	Hedged Volume (MBbl)	Weighted Average Price ($ / Bbl)
Q4 2021	3,082	$53.56	23,135	$2.88	969	$17.80
Q1 2022	2,985	$61.45	22,534	$2.79	914	$17.20
Q2 2022	2,789	$60.98	21,690	$2.77	873	$17.13
Q3 2022	2,645	$59.53	20,634	$2.76	610	$29.87
Q4 2022	2,545	$59.58	20,180	$2.78	587	$29.74
Q1 2023	2,378	$57.55	18,289	$2.60		
Q2 2023	2,088	$58.37	15,914	$2.55		
Q3 2023	1,870	$58.35	11,931	$2.49		
Q4 2023	1,818	$58.33	11,145	$2.49		
Q1 2024	1,387	$55.21	2,394	$3.57		
Q2 2024	1,269	$59.32	2,390	$3.00		
Q3 2024	451	$60.98	2,412	$3.03		
Q4 2024	58	$57.75	2,408	$3.25		

Note: As of 12/1/21; includes all Q4 2021 hedges including those that were previously settled. Included in the figures above are minor Henry Hub and WTI collar positions. Henry Hub collar positions have with a weighted average floor price in Q4 2021, Q1 2022, Q1 2023 and 2024 of $3.00 / MMBtu, $3.00 / MMBtu, $2.63 / MMBtu and $3.00 / MMBtu, respectively and a weighted average ceiling price for the same periods of $3.41 / MMBtu, $3.41 / MMBtu, $3.01 / MMBtu and $3.87 / MMbtu, respectively. WTI collar positions have a weighted average floor price in Q4 2021 of $52.00 / Bbl and a weighted average ceiling price for the same period of $58.80 / Bbl. Weighted average price for minor collar positions calculated off December 1, 2021 strip.

CRESCENT ENERGY
21

Our “Up-C” Organizational Structure The Diagram Below Depicts Our Organizational Structure Immediately Following the Closing of the Merger with Contango Oil & Gas Co. • Up-C Investors and Crescent Energy Company (“PubCo”) hold units (“OpCo Units”) Public Up-C in an operating company (“OpCo”) that is Investors Stockholders (Former Contango treated as a partnership for U.S. federal (Independence Energy Investors) Stockholders) income tax purposes (no tax receivable agreement entered into as a part of this Class B Class A transaction) Common Stock Common Stock 75% Voting Interest 25% Voting Interest 25% Economic Interest • Former Contango shareholders (“Public Stockholders”) hold Class A common stock in Non-Economic Preferred PubCo Stockholder • Up-C Investors also hold non-economic Class Series I B common stock in PubCo that provides voting Preferred Stock rights commensurate with the economic interest represented by their OpCo Units Crescent Energy Company (“PubCo”) • Class A common stock and Class B common stock have equal voting rights OpCo Units 75% Economic • One OpCo Unit and one share of Class B Interest Crescent Energy common stock, together, are exchangeable for OpCo LLC one share of Class A common stock (“OpCo”) • An affiliate of KKR holds all Series I Preferred Stock in PubCo, which is a non-economic Crescent Energy interest that has the sole right to elect directors Finance and provides for certain veto rights C R E S C E N T E N E R G Y 22

Non-GAAP Reconciliation For the nine months ended (in thousands) September 30, 2021 Net loss $(678,112) Adjustments to reconcile to Adjusted EBITDAX: Interest expense 47,270 Realized loss on interest rate derivatives 7,373 Income tax benefit (41,859) Depreciation, depletion and amortization 300,285 Exploration expense 1,288 Non-cash (gain) loss on derivatives 591,535 Impairment of oil and natural gas properties 712 Noncash equity-based compensation 34,416 (Gain) loss on sale of assets (9,879) Other income (3,655) (1) Transaction expenses 19,042 (2) Early settlement of derivative contracts 198,688 Adjusted EBITDAX (non-GAAP) $467,104 Less adjustments to reconcile to Levered Free Cash Flow: Interest expense, excluding noncash amortization (37,919) Realized loss on interest rate derivatives (7,373) Current income tax benefit (provision) 305 Total development of oil and gas properties (136,154) Levered Free Cash Flow (non-GAAP) $285,963 For the nine months ended (in thousands) September 30, 2021 Adjusted EBITDAX (non-GAAP) $467,104 Plus realized (gain) loss on commodity derivatives 206,984 Unhedged Adjusted EBITDAX (non-GAAP) $674,088 Note: Please refer to the Current Report on Form 8-K/A filed on December 17, 2021, which can be found at the SEC’s website at www.sec.gov, for additional details and information regarding the historical financial results of Independence and Contango and the assumptions made in preparing the pro forma financial statements derived therefrom that are summarized herein. (1) Transaction expenses primarily relate to legal, consulting and other fees incurred for certain acquisitions and restructuring transactions in 2020 and 2021, as well as the termination of a midstream contract at the Eagle Ford Business in 2020. C R E S C E N T E N E R G Y (2) Represents the settlement in June 2021 of certain outstanding derivative oil commodity contracts for open positions associated with calendar years 2022 and 2023. 23 Subsequent to the settlement, the Company entered into new commodity derivative contracts at prevailing market prices.

Stay Connected. Emily Newport IR@crescentenergyco.com 600 Travis Street Suite 7200 Houston, Texas 77002 + 1 (713) 332-7001 www.crescentenergyco.com